UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (date of earliest event reported):   July 25, 2006
                                                  ------------------------------

                                 TERABEAM, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           Delaware                       000-29053              04-2751645
--------------------------------------------------------------------------------
(State or other jurisdiction of          (Commission           (IRS employer
         incorporation)                  file number)        identification no.)

     2115 O'Nel Drive, San Jose, CA                                95131
--------------------------------------------------------------------------------
(Address of principal executive offices)                         (Zip code)

Registrant's telephone number, including area code:  (408) 731-2700
                                                    ----------------------------

                                 Not Applicable
-------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.
            ------------------------------------------

         On July 25, 2006, Len Eisenstein signed a letter employment agreement with Proxim Wireless Corporation (a wholly owned subsidiary of Terabeam, Inc.) for Mr. Eisenstein to be Proxim Wireless' Senior Vice President Sales-Americas. His employment is expected to start August 14, 2006.

         Mr. Eisenstein will initially report to Pankaj Manglik, Proxim Wireless' President and Chief Operating Officer. His principal office location will be at Proxim Wireless' headquarters in San Jose, California, but he will be expected to travel extensively. Mr. Eisenstein's annual base salary is set at $225,000 subject to future adjustment. Mr. Eisenstein is eligible to receive incentive compensation based on the sales levels. Mr. Eisenstein is also entitled to participate in Proxim Wireless's normal benefit programs. Mr. Eisenstein has signed Proxim Wireless' standard employee agreement for confidential and proprietary information, intellectual property, non-competition, and non-solicitation.

         The agreement contemplates Mr. Eisenstein being granted an option to purchase 100,000 shares of Terabeam's common stock with an exercise price equal to the fair market value of Terabeam's stock on the date of grant and an option to purchase 20,000 shares of Terabeam's common stock with an exercise price equal to 150% of the fair market value of Terabeam's stock on the date of grant. The options are expected to be granted by Terabeam on Mr. Eisenstein's first day of employment. The other terms and conditions of the grant will be set forth in a stock option agreement.

         The employment agreement establishes an at-will employment relationship. However, if Proxim Wireless terminates Mr. Eisenstein's employment without cause, Proxim Wireless will continue to pay his base salary for a period of six months after termination upon him providing a release of claims to Proxim Wireless; provided however, that no severance shall be paid to him if he failed to achieve his target quota in the previous quarter or is not reasonably expected to achieve his target quota in the current quarter.

Item 9.01  Financial Statements and Exhibits.
           ---------------------------------

         (c)      Exhibits

         See Exhibit Index.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                TERABEAM, INC.

Dated: July 31, 2006                            By:    /s/ David L. Renauld
                                                     --------------------------
                                                      David L. Renauld
                                                      Vice President

                                  EXHIBIT INDEX

         Number            Title
         ------            -----

          10.1 Letter Employment Agreement between the Registrant and Len Eisenstein dated May 24, 2006.